Exhibit 99.2

(NASDAQ:SLP) Investor Conference Call November 14, 2017

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

3 Highlights Walter S. Woltosz CEO and Chairman

4 • Global provider of software and consulting solutions for R&D • Earliest drug discovery – when a chemist first draws a molecule • Preclinical development (lab and animals) through first - in - human trials • Safety research and risk assessment • Phase 2 and 3 clinical trials • Beyond patent life to supporting generic companies • Integration of data from multinational R&D efforts • 4QFY17 • Completed acquisition of DILIsym Services Inc. of North Carolina June 1 • Revenues up $2.3 million (58.3%) to $ 6.3 million • Net income up $362,000 (45.9% ) to $1.15 million* • Diluted earnings per share up 41.9% to $0.065 per share • Software renewal rates: 89% (accounts); 93%(fees) • 20 new software clients added • Strong consulting pipeline resulted in significant increase in revenues • FY17 • Revenues up $4.17 million (20.9%) to $24.14 million • Net income up $ 837,000 (16.9%) to $ 5.8 million* • Diluted earnings per share up 14.9% to 33¢ per share* • 88 new software clients added Overview *Reduced by one - time charges associated with acquisition

Simulations Plus:
Your end-to-end M&S solutions provider



HO
N
H
CH_3
CH_3
O
H_3C-O

Discovery







Preclinical



Clinical



ADMET Predictor™ ⟷ GastroPlus™

MedChem Studio™
MedChem Designer™

DDDPlus™
MembranePlus™

PKPlus™

DILIsym®

KIWI™

NAFLDsym™

Consulting Services and Collaborations

5

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

6 FDA Voice blog: July 7 th , 2017

GastroPlus PBPK C onsulting from Simulations Plus: Regulatory Interactions • Since 2015, our consulting team has built PBPK models and written reports for internal review and submissions to various regulatory agencies for the following types (and numbers) of projects: – Formulation optimization (14) – Preclinical development and First - in - Human predictions (14) – DDI predictions (9) – Virtual bioequivalence trial simulations (8) – Pediatric population simulations and dose projections (8) – Food effect modeling (7) – Pulmonary/dermal/ocular/oral cavity product development (7) – Parent - metabolite and prodrug PBPK modeling (6) – Mechanistic IVIVCs (5) 7

* Yahoo! Data 11/13/2017 Close Two - year stock performance compared to DOW, NASDAQ, & S&P 500 * 8

9 Financial Overview John Kneisel Chief Financial Officer

10 Income Statement: 4QFY17 Versus 4QFY16 (in millions) Lancaster Buffalo North Carolina (ACQ. 6/01/17) 4QFY17 4QFY16 Diff % chg Net sales $ 2.92 $ 2.11 $ 1.24 $ 6.27 $ 3.96 $ 2.31 58.3% Gross profit 2.37 1.24 0.68 4.29 2.90 1.40 48.2% Gross profit margin 81.3% 58.7% 55.2% 68.5% 73.2% - 4.7% - 6.4% SG&A $ 1.60 $ 0.55 $ 0.27 $ 2.43 $ 1.61 $ *0.82 50.6% R&D 0.31 0.01 0.09 0.42 0.28 0.13 46.1% Total operating expenses 1.92 0.57 0.36 2.85 1.90 0.95 50.0% Income from operations 0.46 0.67 0.32 1.45 1.00 0.45 44.7% Income from operations before income taxes 0.41 0.67 0.32 1.40 1.03 0.38 36.7% Net income $ 0.53 $ 0.42 $ 0.21 $ 1.15 $ 0.79 $ 0.36 45.9% Diluted earnings per share (in dollars) $ 0.06 $ 0.05 $ 0.019 41.9% EBITDA $ 0.77 $ 0.76 $ 0.46 $ 1.99 $ 1.51 $ 0.48 32.0% * Includes one - time charges of approximately $323K related to DILIsym acquisition

11 Income Statement: FY17 Versus FY16 (in millions) Lancaster Buffalo North Carolina (ACQ. 6/01/17) FY17 FY16 Diff % chg Net sales $ 15.60 $ 7.30 $ 1.24 $ 24.14 $ 19.97 $ 4.17 20.9% Gross profit 12.96 4.19 0.68 17.83 15.37 2.46 16.0% Gross profit margin 83.0% 57.4% 55.2% 73.9% 77.0% - 3.1% - 4.0% SG&A $ 5.52 $ 2.40 $ 0.27 $ 8.20 $ 6.69 $ * 1.50 22.5% R&D 1.24 0.04 0.09 1.37 1.45 (0.08) - 5.3% Total operating expenses 6.76 2.44 0.36 9.57 8.14 1.43 17.5% Income from operations 6.19 1.75 0.32 8.26 7.23 1.03 14.3% Income from operations before income taxes 6.17 1.75 0.32 8.24 7.24 1.01 13.9% Net income $ 4.48 $ 1.10 $ 0.21 $ 5.79 $ 4.95 $ 0.84 16.9% Diluted earnings per share (in dollars) $ 0.33 $ 0.29 $ 0.043 14.9% EBITDA 7.79 2.13 0.46 10.38 9.17 1.21 13.2% * Includes one - time charges of ~$620K related to DILIsym acquisition

12 Consolidated Revenues: Fiscal Quarter ( in millions) 2.29 3.12 3.09 1.58 2.64 3.08 3.74 2.00 4.01 4.57 5.94 3.71 4.84 5.16 6.01 3.96 5.42 5.71 6.75 6.26 $0 $1 $2 $3 $4 $5 $6 $7 $8 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017

13 Consolidated Net Income: Fiscal Quarter (in millions) $0.59 $1.06 $0.99 $0.24 $0.69 $0.81 $1.31 $0.22 $0.53 $0.97 $1.85 $0.49 $1.11 $1.15 $1.91 $0.79 $1.36 $1.20 $2.08 $1.15 $- $0.50 $1.00 $1.50 $2.00 $2.50 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017

14 Consolidated Diluted Earnings Per Share $0.04 $0.06 $0.06 $0.01 $0.04 $0.05 $0.08 $0.01 $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 $0.07 $0.12 $0.06 $- $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 Q1 Q2 Q3 Q4 Quarterly EPS FY13 FY14 FY15 FY16 FY17

15 Consolidated EBITDA: Fiscal Quarter (in millions) 1.09 1.76 1.73 0.44 1.20 1.35 2.30 0.67 1.22 1.97 3.33 1.19 2.22 2.18 3.28 1.51 2.48 2.30 3.60 1.99 $0 $1 $2 $3 $4 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017

16 Cash Position Remains Excellent (in millions ) Over $23MM cash paid out over last three FYs $0.5 $0.6 $0.8 $0.8 $0.8 $0.8 $0.8 $0.8 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $2.5 $2.1 $0.8 $0.7 $0.8 $1.0 $5.1 $10.1 $10.6 $11.0 $7.8 $8.6 $5.8 $6.1 $6.4 $8.6 $7.2 $7.1 $8.8 $8.0 $8.8 $7.4 $8.2 $6.2 $8.1 Dividend Paid Acquisitions Cash on Hand Cash paid to TSRL Cash paid for Cognigen Final cash paid for Cognigen Cash paid for DILIsym (some from Q2 and Q3) Cash paid to TSRL Cash paid to TSRL Final cash paid to TSRL

17 Selected Balance Sheet Items (in millions, except where indicated) August 31, 2017 August 31, 2016 Cash and cash equivalents $ 6.216* $ 8.030* Cash per share ( in Dollars ) $ 0.36 $ 0.47 Total current assets 12.668 12.700 Total assets 38.512 27.814 Total current liabilities 2.042 2.126 Total liabilities 12.708 5.082 Current ratio 6.20x 5.98x Shareholders’ equity 25.805 22.733 Total liabilities and shareholders’ equity 38.512 27.814 Shareholders’ equity per diluted share ( in Dollars ) $1.473 $ 1.321 * Cash as of November 13, 2017 ~ $8.1 million.

18 Lancaster Division John DiBella President

19 • Version 9.6 scheduled for January 2018 ‒ New special population physiology models – enhancement to optional add - on module ‒ Improvements to all mechanistic absorption models – enhancement to optional add - on module • Version 8.5 released in November 2017 ‒ New HTPK Simulation Module brings new capability to chemists – new optional add - on module ‒ New capabilities to MedChem Studio™ Module – enhancement to optional add - on module Software Product News – Lancaster Division • Version 6.0 scheduled for spring 2018 ‒ New long - acting injectable model developed from the FDA grant (expands user base) ‒ New precipitation assay & biphasic dissolution models • Version 2.0 released in September 2017 ‒ New models to analyze data collected from hepatocyte studies (expands user base) ‒ Improved integration with the ADMET Predictor™ Module – optional add - on module • Version 2.0 scheduled for November 2017 ‒ New simulation/prediction options to complement model - fitting routines ‒ Improved user operations to create a ‘plug ‘n play’ environment

4QFY17 Sales Review – Lancaster Division • Revenue +8.1% vs. 4QFY16 • Highlights: – Software revenue +4% • 90% renewal rate (accounts) • 88% renewal rate (fees) • 8% increase in license units • 14 new commercial companies • 11 new nonprofit groups – Continued expansion of licenses at China FDA – Consulting & training revenue +65% • 12 projects + 2 FDA collaborations 67% 22% 10% 1% Revenue Breakdown Renewal New Consulting Training 125 176 172 132 150 174 225 157 194 201 199 181 190 211 238 195 Q1 Q2 Q3 Q4 Software License Units/Quarter FY14 FY15 FY16 FY17 20

FY17 Sales Review – Lancaster Division • Revenue +8.2% vs. FY16 • Highlights: – Software revenue +6% • 88% renewal rate (accounts) • 94% renewal rate (fees) • 8% increase in license units • 44 new commercial companies • 44 new nonprofit groups – Consulting revenue +47% • 23 projects + 2 FDA collaborations – Training revenue +23% 75% 16% 7% 2% Revenue Breakdown Renewal New Consulting Training 125 176 172 132 150 174 225 157 194 201 199 181 190 211 238 195 Q1 Q2 Q3 Q4 Software License Units/Quarter FY14 FY15 FY16 FY17 21

FY17 Software Revenue – by Region Europe 26% North America 47% Asia 27% South America <1% Japan = 57% China = 19% India = 16% Korea = 4% 22

FY17 Marketing Activities

Website Content

- Continued production of video content for promotional/branding purposes
- Increased focus on SEO performance
- Began migration of content from different division sites to main Simulations Plus domain

Workshops and Conferences

- 10 PBPK and/or population PK data analysis workshops held in the US, Europe, and Asia
- Hosted >20 onsite trainings at individual companies
- Attended 28 scientific conferences; delivered 20 poster/podium presentations

Strategic Digital Marketing Initiatives

- Hosted 8 webinars on modeling & simulation applications
- Continued with active social media campaigns
  - Twitter/LinkedIn/YouTube followers have increased 17% vs. September 2016
  - GastroPlus User Group membership increased 12% vs. September 2016

23

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

24 Cognigen Re - imagining the Future of Science - based Research and Development Ted Grasela, PharmD , Ph.D. President, Cognigen

FY2017 Cognigen Growth • Sales Growth 31% • Net Income Growth 97% • Activities supporting continued growth – Successful recruiting and on - boarding of software engineers and scientists – New marketing initiatives and business/sales models – Increasing synergy and cross - selling between divisions – Accelerating KIWI TM development 25

Cognigen Status Report
Pharmacometric Services

- **In FY2017 relationships with 27 companies on 41 drugs, 74 projects**
  - 9 new companies in FY2017
  - 36 new projects in FY17
  - 40 projects expanded scope in FY17
  - 3 projects with reduced scope
  - 32 outstanding proposals with 20 different companies
- **Expansion in global health initiatives, bridging global regulatory submissions, and embedding pharmacometric services from first-in-human to commercialization of new medicines**
- **In FY2017 presented 9 posters, 3 peer-reviewed publications, 4 invited presentations, and 1 book chapter published**
  - Working on 20 publications and 5 conference abstracts
- **Most common therapeutic area is oncology, followed by neurology, endocrinology, and infectious disease**
  - ~45% of projects result directly in regulatory interaction.

26

SimulationsPlus SCIENCE + SOFTWARE = SUCCESS

Cognigen Status Report
KIWI™ Pharmacometric Communication Platform

- **Continue to work on 4-year contract to design, develop, and implement KIWI™ Pharmacometric Communication Platform for individuals and global teams engaged in model-informed drug development**
- **Deploying KIWI 2 in November 2017**
  - Pharmacometric-centric data repository to bridge inter-organization and interdisciplinary knowledge sharing
  - Immediate model diagnostic visualization after individual model runs
  - Data visualization improvements
- **Growing International health initiative collaborations centralized around KIWI**
- **Actively establishing academic partnerships**
- **Ongoing KIWI demonstrations**

27

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

28 • Increased Marketing and Sales • Pharmacometric services continue to expand; healthy pipeline of new projects, including global health initiative projects, bridging global regulatory filings, and embedded client partner opportunities from first - in - human to commercialization of new medicines • Cross - selling opportunities with Simulations Plus and DILIsym creating broader spectrum business models with clients and expanding scientific synergies across company scientists • KIWI TM Pharmacometric Communication Platform design and deployment accelerating; complement of team hired and trained. Cognigen Summary

29 North Carolina (DILIsym) Division Drug - Induced Liver Injury Brett Howell, Ph.D. President, DILIsym Division

Acquisition of DILIsym Services, Inc.

- **DILIsym® is a mechanistic, mathematical model that has been constructed to support pharmaceutical risk assessment and decision-making**
  - Intersection of compound distribution and metabolism (PBPK), hepatotoxicity mechanisms, and patient variability
- **DILIsym has been applied to support decisions related to compound DILI risk throughout the clinical development pipeline**
  - Evaluate and interpret clinical biomarker signals in clinical trials
  - Optimize clinical trial design (dose selection, monitoring, inclusion/exclusion criteria)
  - Translate preclinical safety risk to first-in-human clinical trials
  - Rank multiple candidate compounds by risk
  - Evaluate compound risk based on preclinical data
- **DILIsym simulation results have been included in numerous communications with regulatory agencies**
  - Featured and presented to the Food and Drug Administration as part of an Antimicrobial drugs advisory committee meeting in 2016
  - DILIsym is routinely used by large, mid, and small pharma to address regulatory issues related to liver safety
- **DILIsym Services has joined the Simulations Plus family**
  - Complementary, world class PBPK and DILI prediction capabilities with GastroPlus™ and DILIsym
  - Additional synergistic potential for combined predictive abilities of ADMET Predictor™, GastroPlus, and DILIsym

30

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

The DILI - sim Initiative : P artnership between DILIsym Services and p harmaceutical c ompanies to m inimize DILI • Overall Goals – Improve patient safety – Reduce the need for animal testing – Reduce the cost and time necessary to develop new drugs • History – Officially started in 2011 – 17 major pharmaceutical companies have participated – Members have provided compounds, data, and conducted experiments to support effort – Over $7 million total invested in project 31 DILIsym ®

DILIsym Services Status Report • The DILI - sim Initiative is moving into Stage 3 of its lifecycle – Contracts cover years 2018 - 2020 – Focused on adding new science and features to DILIsym including adaptive immune components, new simulated populations, and advanced integration with GastroPlus • Consulting with DILIsym continues to include clinical applications, but increasingly includes preclinical stage projects as well as applications focused on differentiation from competitors • NAFLDsym ® software focused on helping companies evaluate targets for nonalcoholic fatty liver disease and NASH will be greatly enhanced through large pharma company contract • Other new products are in development focused on injury to other organs besides liver 32

33 Final Summary Walter S. Woltosz CEO and Chairman

34 • 4QFY17 • Revenues up $2.3 million (58.3% ) to $ 6.3 million • Net income up $362,000 (45.9% ) to $1.15 million * • FY17 • Revenues up $4.17 million (20.9%) to $ 24.1 million • Net income up $ 837,000 (16.9%) to $ 5.79 million* • Diluted earnings per share up 14.9% to 33¢ per share* • California, Buffalo, and North Carolina divisions all performing well • Expected synergies being realized • Addressing regulatory agency focus on applying PBPK modeling in clinical pharmacology & safety research • New guidance documents issued by FDA and EMA helping drive interest • Executing on 5 - year, $4.7 million contract with major research foundation • Offers potential for additional such contracts with other organizations • DILIsym Services acquisition expands offerings into systems toxicology • Exciting opportunities to provide end - to - end solutions for clients in different markets • We believe Simulations Plus continues to lead the trend toward greater use of modeling and simulation in research & development Summary *Reduced by one - time charges for acquisition

35 Thank you! http://www.simulations - plus.com https://www.linkedin.com/company/95827/ https://www.linkedin.com/company/46152/